Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

2010 Management Incentive Plan

(MIP)

Vice Presidents & Above

Effective: January 1, 2010

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

TABLE OF CONTENTS

1.	Purpose	3
2.	Effective Date	3
3.	Eligibility	3
4.	Target	3
5.	Accelerator	5
6.	Measurement	6
7.	Plan Components	6
8.	Gates and Eligibility Requirements	7
9.	Administration	8
Appendix A		10
Appendix B		13
Appendix C		14

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

1.	Purpose

The objective of the 2010 Management Incentive Plan for Vice Presidents and above (“Plan”) is to recognize and reward the achievement of company-wide growth and profitability objectives that are essential to the success of Stream Global Services (“Stream”).

2.	Effective Date

The effective date for implementation of the Plan shall be January 1, 2010.

3.	Eligibility

Employees whose roles and responsibilities at the vice president level and above are deemed by executive management to be critical to operations and/or who have direct responsibility for achieving the financial results of the Company are eligible for participation in the Plan. (Each such designated person is called a “Participant” in this Plan.) Target payouts, plan components and component weightings are defined by the position, as further set forth below.

Stream will issue all Participants a notice of their eligibility and their individual components by providing a document in the form of Appendix C to each eligible Participant. Other eligibility requirements are listed in Section 8 below, and an individual may only become a Participant upon complying with those requirements.

4.	Target

Participants will be assigned a target for the Plan, expressed as a percentage of base salary. The Target will vary according to the Participant’s position. This percentage (the “Target”) represents the potential financial award eligible to be earned at 100% achievement of goals for all Plan components at year-end. Actual earnings will be based on Company performance and achievement of the annual executive budget in which the Participant is assigned. Ninety five percent of the vice president level Participant’s total annual target will be based on Company performance and the remaining 5% will be based on meeting the approved annual budget for the assigned functional executive. Participants who report directly to the Chairman and Chief Executive Officer will have 90% of their total annual target based on Company performance and the remaining 10% will be based on meeting the approved annual budget for their function.

Following the end of the calendar year, the Plan Earnings that are due to each participant will be calculated in accordance with this Plan and paid in accordance with the Company’s normal payroll practices.

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

In addition to the components set forth above, Plan payments will be adjusted in accordance with Table 1 below based on achievement against a Global Adjusted EBITDA figure (described in Section 7 below) of $90,000,000 in United States Currency and after inclusion of expense of all MIP bonuses:

TABLE 1

Global Adjusted EBITDA Achievement

Percentage of Global Adjusted EBITDA target achieved*	Actual Global Adjusted EBITDA achieved (after management bonuses) ($000s)	Percentage of earned Plan actually paid following EBITDA achievement
89%	$80,000 - $81,899	50%
91%	$81,900 - $82,799	55%
92%	$82,800 - $83,699	60%
93%	$83,700 - $84,599	65%
94%	$84,600 - $85,499	70%
95%	$85,500 - $86,399	75%
96%	$86,400 - $87,299	80%
97%	$87,300 - $88,199	85%
98%	$88,200 - $89,099	90%
99%	$89,100 - $89,999	95%
100% - 105%	$90,000 - $95,399	100%

*	These percentages represent milestones, so that to achieve payment at a particular level specified above, the Global Adjusted EBITDA must be at least at that level.

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

5.	Accelerator

The Plan includes an overachievement accelerator allowing the participant to earn up to 200% of their global participant percentage if the Company exceeds its Global Adjusted EBITDA target. The accelerator only applies to the annual Global Adjusted EBITDA portion of the participant’s MIP Target and not to any quarterly payments. Plan payments will be adjusted in accordance with Table 2 below based on overachievement against a Global Adjusted EBITDA figure (described in Section 7 below) starting at $95,400,000:

TABLE 2

Global Adjusted EBITDA Achievement Accelerator

Percentage of Global Adjusted EBITDA accelerator target achieved*	Actual Global Adjusted EBITDA achieved (after management bonuses) ($000s)	Accelerator
>106%	$95,400 - $97,199	110%
108%	$97,200 - $98,999	120%
110%	$99,000 - $101,699	130%
113%	$101,700 - $103,499	140%
115%	$103,500 - $106,199	150%
118%	$106,200 - $107,999	160%
120%	$108,000 - $110,699	170%
123%	$110,700 - $113,399	180%
126%	$113,400 - $114,999	190%
128%	$115,000 or above	200%

Global Adjusted EBITDA/Earnings Chart

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

6.	Measurement

Each Participant’s achievement against the Target Payout shall be assessed at the end of the 2010 calendar year based upon achievement of the financial targets applicable to the Participant’s responsibilities. Calculation will be subject to the completion of the Stream Global Services 2010 external audit.

For each Participant, the applicable financial metrics and the percentage of the targets allocated to each is set forth in Appendix C. All metrics measured other than Global Adjusted EBITDA shall be measured in local currency equivalent based upon the budgeted exchange rate as included in the 2010 Budget.

7.	The Plan Components

The Management Incentive Plan payout will be measured based upon achievement against certain of the following metrics, dependent upon the Participant’s role in the Company, as set forth in Appendix C: Global Adjusted EBITDA, Regional Adjusted EBITDA and Country/Group Gross Margin Percent. These components are further described below.

A.	GLOBAL ADJUSTED EBITDA:

Earnings before interest, income taxes, depreciation and amortization, non-cash minority interest income or expense, adjusted for any acquisitions or divestitures, one time charges such as non-cash foreign currency gains and losses, transaction related costs or amortization of intangibles related to a transaction, non-cash market lease amortization, restructuring charges for items such as site closures costs, or employee severance related to a transaction, stock compensation charges (including charges recorded under FAS 123R or other similar provisions related to stock compensation charges), write-downs in assets or intangibles, professional fees and other costs related to acquisitions under FAS 141R, divestitures or financings or other restructuring or transaction related charges. In addition, the Board of Directors and/or Compensation Committee shall have the right to include other non-recurring items in the determination of Adjusted EBITDA for MIP purposes at their sole discretion (hereafter referred to “Adjusted EBITDA”). The reported Global Adjusted EBITDA is measured against the approved 2010 Stream budget as detailed in Appendix A.

B.	REGION/GROUP ADJUSTED EBITDA

This component is defined and measured in accordance with U.S. generally accepted accounting practices and the recorded Regional Adjusted EBITDA measured in local currency equivalents at the budgeted rate and is measured against the approved 2010 Stream budget as detailed in Appendix A. All targets in this section shall be binary (achieved or not achieved) and shall not be subject to pro-ration or accelerator treatment.

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

C.	COUNTRY/GROUP GROSS MARGIN PERCENT

This component is defined and measured in accordance with U.S. generally accepted accounting practices and the recorded Country/Group Gross Margin measured in local currency equivalents at the budgeted rate and is measured against the approved 2010 Stream budget as detailed in Appendix A. All targets in this section shall be binary (achieved or not achieved) and shall not be subject to pro-ration or accelerator treatment.

8.	Gates and Eligibility Requirements

A.	The 2010 Plan has required financial gates that must be met for any payments to be made under the Plan. The gates are as follows:

i.	Participants will be subject to a Global Adjusted EBITDA gate after inclusion of MIP bonuses. In order for a Participant to be eligible for any Plan payment, the company must meet its Global Adjusted EBITDA target. In the event that the Company does not meet at least 89% of its Global Adjusted EBITDA target, there will be no Plan payment for any Participants.

ii.	Note also, that in accordance with Table 1 in Section 4 above, in the event that annual Global Adjusted EBITDA is less than $80,000,000 after inclusion of MIP bonuses (89% of the target Global Adjusted EBITDA), no Plan payments will be made on either the Global or Regional/Country targets.

B.	Participants considered eligible to participate in the Plan, must be in benefit eligible positions. Any exceptions to this must be approved by the Executive Vice President of Human Resources and the CEO.

C.	To be eligible for any Plan payment, the Participant must be an active employee of Stream on the date actual Plan payments are made.

D.	New employees, or current employees newly promoted to Plan eligibility, will participate on a pro-rated basis depending on the number of full months they are employed as an eligible Plan Participant beginning the first of the month following hire or promotion date.

E.	Employees hired or promoted for the first time into bonus eligible positions after October 1, 2010 will not be eligible to participate in any component of the 2010 Plan.

F.	Retroactive pay adjustments will not be applied. Payments will be at the base salary in effect at December 31, 2010 for annual payment.

G.	Payment on any particular occasion of any bonus amount in accordance with this Plan shall not create the presumption that any further bonus amount will be paid to the Participant thereafter under this Plan or otherwise.

H.	Employees who transfer out of an eligible position during the year into a non-eligible

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

position in the Company but who are still employed as of the payment date, will be considered for a pro rata award based on the number of full months in the eligible position and earnings accrued during those months as a ratio to the full year.

I.	Employees who transfer from one position to another during the year will be considered for a pro rata award based on the number of full months in each position.

J.	Participants who live and work in a non-United States location will have their Plan payout calculations performed at corporate headquarters (i.e., comparisons against metrics will be local currency denominated) and payouts will be issued in their local currency, unless a specific international assignment or other employment agreement specifically provides otherwise.

K.	All payouts will be after applicable withholding taxes for the respective tax jurisdiction.

9.	Administration

A.	The adoption of this Plan shall not be deemed to give any employee the right to be retained in the employ of Stream or to interfere with the right of the Company to dismiss any employee at any time, for any reason not prohibited by law nor shall it be deemed to give the Company the right to require any employee to remain in its employ.

B.	Payments under this Plan are not part of the Participant’s base salary, severance or other benefits.

C.	The financial targets assigned and recognized as goals on any of the performance factors may be removed, revised or otherwise modified by the Chief Executive Officer of the Company or the Compensation Committee of the Board of Directors at any time for any reason.

D.	A Participant’s right to receive payment of an award under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All awards under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such awards.

E.	The Company reserves the right to amend, terminate and modify this plan at any time in its sole discretion with or without notice. Each Participant, by signing a Certificate of Acknowledgment, specifically acknowledges this right. Management’s interpretation of the plan is final and in the sole and absolute discretion of Management. The Company reserves the right to make final and binding decisions regarding the amount of incentive, if any, to be paid to any Participant.

F.	No Participant or third party acting on behalf of or through a Participant shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any amounts that may be payable hereunder, nor shall any of said amounts be subject to seizure for payment of debt, judgments, alimony or separate maintenance owed by a Participant, or be transferable by operation of law in the event of a bankruptcy, or otherwise.

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

G.	This Plan is administered by, and all decisions regarding any payments hereunder shall be made by Stream, its Management and the Compensation Committee of the Board of Directors.

H.	All matters of Plan interpretation should be directed to the Executive Vice President, Human Resources or their designee. If any term or condition of this plan is found to be in non-conformance with a given state, federal or other law, that term or condition will be non-enforceable but will not negate other terms and conditions of the plan.

I.	The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, USA, without regard to its conflict of laws principles.

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

Appendix A

2010 MIP Financial Targets

METRIC	Q1	Q2	Q3	Q4	TOTAL 2010
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2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

Appendix A

2010 MIP Financial Targets

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2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

Appendix A

2010 MIP Financial Targets

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2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

Appendix B

2010 MIP Payout Example

Participant Name:	[**]

Job Title:	[**]

Manager Name:	[**]

Department:	[**]

Eligibility Date:	[**]	Participant Level:	[**]

Region:	[**]	Base Salary:	[**]

Country:	[**]	2010 MIP Target:	[**]

Site Location:	[**]	2010 MIP Total Target Amount:	[**]

Measurement	% of Bonus Target	Annual Bonus Target	Achievement Target	Actual Achievement	[1]Achievement Payout %	Year-end Payout Amount
Global Adjusted EBITDA	45%	[**]	[**]	[**]	[**]	[**]
Regional Adjusted EBITDA	50%	[**]	[**]	[**]	[**]	[**]
Functional Budget	5%	[**]	[**]	[**]	[**]	[**]
Total	100%					[**]

1.	[**].

2010 Stream Global Services Management Incentive Plan

Vice Presidents and Above

Appendix C

Plan Participant Information Form

Participant Name:

Job Title:

Manager Name:

Department:

Eligibility Date:	Participant Level:

Region:	Base Salary:

Country:	2010 MIP Target %:

Site Location:	Annual Target Amount (100%):

Your Plan payment is based upon achievement of the following financial objectives:

		Financial Measurement
Level of Responsibility	Participant Responsibility	Global Adjusted EBITDA	Region Adjusted EBITDA	Country/ Group/Site Gross Margin %
	Executive & Global Participants	100%	0%	0%
	Region Participants	50%	50%	0%
	Country/Group/Site Participants	50%	25%	25%

•	VPs target distribution will be 45% Global Adjusted EBITDA, 25% Region, 25% Country/Group, and 5% Achievement of Functional Budget.

•	Target distribution for direct reports to the CEO will be 90% Global Adjusted EBITDA and 10% Achievement of Functional Budget

•	Chairman & Chief Executive Officer’s target will be based 100% on company performance and will not have any portion of his target tied to attainment of any functional or departmental budget.